                                                                    EXHIBIT 10.6

                                LEASE AMENDMENT

This Amendment made and entered into this 1st day of April, 1996 by and between Park Central Corp., hereinafter known as "Lessor," and University of Sarasota, INC., hereinafter known as "Lessee."

                             W I T N E S S E T H:


     WHEREAS, Lessor and Lessee herein have heretofore entered into a Lease Agreement, hereinafter known as the "Agreement," dated the 21st day of July, 1995 for the Premises located at 410 Ware Boulevard, Suite 300, Tampa, Florida.

     AND WHEREAS, paragraph 25 of said Agreement provides Lessee, under certain conditions, a one time First Right of Refusal on all contiguous space subject to the rights of existing tenants.

     Lessor and Lessee hereby agree that Lessee has been offered said First Right of Refusal on the space located at Suite 310, 410 Ware Boulevard, Tampa, Florida, as outlined in Exhibit A attached hereto, and Lessee hereby forever waives said right to Suite 310 pursuant to paragraph 25 in the Agreement.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands the day and year set forth below.

                                       LESSOR: PARK CENTRAL CORP.

This 1/st/ day of April, 1996          By:    /s/ Robert J. Frederikson
                                          --------------------------------------
                                          Robert J. Fredrikson, Attorney-in-Fact
     /s/ Meghan J. Munay
-------------------------------
Witness
                                       Date:  4-1-96
                                            ------------------------------------
     /s/ Lynne Ascego
-------------------------------
Witness

                                       LESSEE: UNIVERSITY OF SARASOTA, INC.

This 26th day of March, 1996           By:    /s/
                                          --------------------------------------

     /s/                               Date:  3/26/96
-------------------------------             ------------------------------------
Witness

                                       Title:  9:50 a.m.
                                             -----------------------------------
     /s/ Michelle L. Krueger
-------------------------------
Witness

                                   Exhibit A



                                   3RD FLOOR
                                     NORTH

                                 Park Central
                                410 Ware Blvd.
                                 Tampa, FL 336
                                (813) 621-0659

                                LEASE AMENDMENT

This Amendment made and entered into this 1st day of April 1996, by and between Park Central Corp., hereinafter known as "Lessor," and University of Sarasota, INC., hereinafter known as "Lessee."

                             W I T N E S S E T H:

     WHEREAS, Lessor and Lessee herein have heretofore entered into a Lease Agreement, hereinafter known as the "Agreement," dated the 21st day of July, 1995 for the Premises located at 410 Ware Boulevard, Suite 300, Tampa, Florida.

     AND WHEREAS, paragraph 25 of said Agreement provides Lessee, under certain conditions, a one time First Right of Refusal on all contiguous space subject to the rights of existing tenants.

     Lessor and Lessee hereby agree that Lessee has been offered said First Right of Refusal on the space located at Suite 310, 410 Ware Boulevard, Tampa, Florida, as outlined in Exhibit A attached hereto, and Lessee hereby forever waives said right to Suite 310 pursuant to paragraph 25 in the Agreement.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands the day and year set forth below.

                                   LESSOR: PARK CENTRAL CORP.

This 1/st/ day of April, 1996      By:    /s/ Robert J. Frederikson
                                      ------------------------------------------
                                      Robert J. Fredrikson, Attorney-in-Fact
     /s/ Meghan J. Munay
-------------------------------
Witness
                                   Date:  4-1-96
                                        ----------------------------------------
     /s/ Lynne Ascego
-------------------------------
Witness

                                   LESSEE: UNIVERSITY OF SARASOTA, INC.

This 26th day of March, 1996       By:    /s/
                                      ------------------------------------------

     /s/                           Date:  3/26/96
-------------------------------         ----------------------------------------
Witness                            Title:   9:50 a.m.
                                         ---------------------------------------
     /s/ Michelle L. Krueger
-------------------------------
Witness

                                   Exhibit A



                                   3RD FLOOR
                                     NORTH

                                 Park Central
                                410 Ware Blvd.
                                 Tampa, FL 336
                                (813) 621-0659

                            SECOND LEASE AMENDMENT

     THIS AGREEMENT made and entered into this ___ day of __________, 1997 by and, between PARK CENTRAL CORP. hereinafter known as Lessor, and UNIVERSITY OF SARASOTA, INC., hereinafter known a Lessee.

                             W I T N E S S E T H:

     WHEREAS, Lessor and Lessee herein have heretofore entered into an Office Lease Agreement ("Lease") dated July 21, 1995 for the Premises commonly known as 410 Ware Boulevard, Suite 300, Tampa, Florida consisting of approximately 9,107 rentable square feet.

     AND WHEREAS, Lessor and Lessee did subsequently amend said Lease via a Lease Amendment dated April 1, 1996.

     AND WHEREAS, the Lessee is desirous of expanding the Premises by approximately 1,213 rentable square feet as indicated on Exhibit A ("Expansion Space"), attached, and extending the term of said Lease for a further period amending said Lease as hereinafter set forth:

     1. The Expansion Space shall be made available for Lessee's Possession, upon Lessee's receipt and acceptance of a fully executed original copy of this Second Lease Amendment.

     2. The Effective Date shall be defined to be the earlier of August 1, 1997 or the date Tenant Improvements (as defined in paragraph 6 below) are substantially complete.

     3. The Lease Term is hereby extended for a period of fourteen (14) months ending December 31, 2002, upon the same terms and conditions of the Lease and at a monthly rental* as follows:

     Effective Date to May 31, 1998          $122,601.60 P.A. ($10,216.80 per month)
     June 1, 1998 - May 31, 1999             $129,000.00 P.A. ($10,656.25 per month)
     June 1, 19 - June 30, 2000              $134,160.00 P.A.. ($11,180.00 per month)
     July 1, 2000 - October 31, 2001         $136,740.00 P.A. ($11,395.00 per month)
     November 1, 2001 - October 31, 2002     $141,900.00 P.A.. ($11,825.00 per month)
     November 1, 2002 - December 31, 2002    $147,060.00 P.A. ($12,255.00 per month)
     *plus all applicable taxes

     4. Lessee agrees to take Possession of the Expansion Space on an "as-is" basis, with all Tenant Improvement work, as outlined in paragraph 5 below, to be completed in a timely manner thereafter.

     5. Lessor, at its sole cost and expense, agrees to complete the following Tenant Improvements to the Expansion Space, at a cost not to exceed $7,278.00. To the extent that the work outlined below amounts to a Total which is less than $7,278.00, Lessor agrees to provide Lessee an amount equal to the difference between the Total and $7,273.00 upon receipt of an invoice for additional construction work to the Premises, performed with written approval of Lessor, at Lessee's expense.

     Lessor will complete the following Tenant Improvements:

          a. Provide access, via a cased opening with door, to the Expansion Space from Suite 300;
          b.   Provide a paint grade drywall surface throughout the Expansion
               Space;
          c. Paint Expansion Space with building grade paint, Lessee to select color;
          d. Re-carpet the Expansion Space with carpet of like kind to that in Suite 300, Lessee to select color, provide new vinyl base cove throughout the Expansion Space.

     6. It is agreed that, except as hereby expressly extended and amended, all of the terms, covenants and conditions of said Lease are hereby ratified, approved and confirmed, and which provisions are hereby incorporated by reference as thoughtfully set forth herein.

     7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and/or assigns.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands the day and year set forth below.

                                   LESSOR: PARK CENTRAL CORP.

This 24th day of June, 1997        By:    /s/ Robert J. Frederikson
                                      ------------------------------------------
                                      Robert J. Fredrikson, Attorney-in-Fact
     /s/
-----------------------------
Witness
                                   Date:  6/24/97
                                        ----------------------------------------
     /s/
-----------------------------
Witness

                                   LESSEE: UNIVERSITY OF SARASOTA, INC.

This 18th day of June, 1997        By:    /s/
                                      ------------------------------------------

     /s/                           Title: CEO
-----------------------------            ---------------------------------------
Witness
                                   Date:  6/18/97
                                        ----------------------------------------
     /s/
-----------------------------
Witness

                      PARK CENTRAL OFFICE LEASE AGREEMENT

     THIS LEASE AGREEMENT, hereinafter referred to as "Lease", made and entered into this 21/st/ day of July, 1995 and between PARK CENTRAL CORP. or its Assigns, hereinafter referred to as "Lessor", and UNIVERSITY OF SARASOTA INC., hereinafter referred to as "Lessee";

                             W I T N E S S E T H:

          1. PREMISES: Lessor, in consideration of the covenants to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease to Lessee, and Lessee does hereby rent and lease from Lessor the following described area, hereinafter referred to as "Premises", located within the property known as Park Central Corp., hereinafter referred to as the "Building" more particularly described in Exhibit "B":

          Address:  410 Ware Boulevard
                    Tampa, FL 33619
                    Floor:  3/rd/
                    Suite Number:  300
                    Rentable Square Feet:  9,107

          2. TERM: To have and to occupy the Premises for a sixty five (65) month term (or until sooner terminated as hereinafter provided) (the "Lease Term"), beginning on September 1, 1995 or the "Commencement Date (as hereinafter defined), whichever date shall last occur, except that if the Commencement Date is other than the first day of a calendar month, the term hereof shall be extended for the remainder of that calendar month. In the event Lessor is unable to provide premises on or before September 1, 1995, Lessor will provide Lessee temporary space to Lessee until the premises are available such temporary space may be on multiple floors and occupancy of such space will serve as the Commencement Date. The Base Annual Rent for such temporary space will be $5.00 per rentable square foot and shall be due in accordance with Paragraph 5 contained herein. Lessor and Lessee agree and understand that Lessor requires approximately eight (8) weeks to deliver the Premises after Lessor and Lessee fully execute this lease.

          3. COMMENCEMENT DATE: The Commencement Date shall be earlier of (i) the date upon which the Building, other improvements on the Property and the leased premises have been substantially completed in accordance with the plans and specifications of Lessor (other than any work which cannot be completed on such data provided such in completion will not substantially interfere with Lessee use of the leased premises), or (ii) the date on which Lessee takes possession of a portion of or all of the leased premises; provided, however, that if Lessor shall be delayed in such substantial completion as a result of:
(1) Lessee's failure to agree to plans, specifications, or cost estimates before the date referred to in the separate Office Lease Improvement Agreement attached hereto as Exhibit "D" and made a part hereof; (2) Lessee's request for materials, finishes or installations other than Lessor's standard; (3) Lessee's changes in plans; or (4) the performance or completion by a party employed by Lessee, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of such delay.

          If substantial completion of the leased premises or possession thereof by Lessee is delayed because any Lessee or other occupant thereof hold over, and Lessor is delayed, using good faith efforts in Lessor's discretion, in acquiring possession of the leased premises, Lessor shall not be deemed in default, nor in any way liable to Lessee because of such delay, and Lessee agrees to accept possession of the leased premises at such time as Lessor is able to tender the same, which date shall thenceforth be deemed the Commencement Date notwithstanding any other provision hereof to the contrary.

          The taking of possession by Lessee, and completion of any construction punch list items, shall be deemed conclusively to establish that the Building, other improvements, and the Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of when possession was so taken.

          4. NOTICES: Any notices required to be given hereunder shall be in writing and shall be mailed to the parties by registered or certified mail, return receipt requested, at the following address;

Lessor:                       Lessee:
       PARK CENTRAL CORP.            UNIVERSITY OF SARASOTA
       410 Ware Boulevard            5250 17th Street
       Suite 500 Sarasota,           Florida 34235
       Tampa, FL 33619               Attn: Dr. Wilson
                                     cc:
                                     President
                                     American Schools of Professional Psychology
                                     20 South Clark Street, 3rd floor
                                     Chicago, IL 60603

          5. RENTAL: Lessee agrees to pay to Lessor at its offices set forth above, or at such other place as Lessor may designate from time to time in writing, a "Base Annual Rent" of (see Exhibit "C") dollars for each calendar year of the Lease term, payable in equal installments of (see Exhibit "C") dollars per month. One such monthly installment shall be due and payable on the date hereof, and a like monthly installment shall be due and payable without demand in advance on or before the first of each calendar month succeeding the Commencement Date during the term of this Lease. If the Commencement Date shall be a day other than the first day of a calendar month, rental for the portion of that month shall be prorated, and paid on or before the date on which Lessee takes possession of the Premises. Rental shall be deemed paid only when received by Lessor at its offices as above set forth.

          In the event Lessee cannot demonstrate that it is a sales tax exempt business, the Lessor will receive monthly from Lessee the equivalent of 6.5% of the monthly rental rate which is paid to the State of Florida by the Lessor. This 6.5% rate is accountable by the Lessor to the State of Florida under the Florida Sales Tax Statute. The Lessor receives no monetary benefit from the collection and disbursement of this charge. Therefore, to satisfy this obligation, Lessee shall forward to Lessor 6.5% of the base rental rate, as set forth under the term and conditions of this Lease Agreement or any subsequent Lease Renewal Option, in addition to the base rental rate agreed to by the parties. Should such tax rate change under the Florida Sales Tax Statute the Lessee will pay accordingly.

          In the event Lessee fails to pay before the tenth (10/th/ business day of the month in which the payment is due any installment of rent or other payment due hereunder as and when such installment is due to help defray additional cost to Lessor for processing such late payments. Lessee shall pay to Lessor on demand a late charge in an amount equal to ten percent (10%) of such installment; and the failure to pay such amount within ten (10) days after demand therefore shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Lessor's other right and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Lessors remedies in any manner.

          6. ADDITIONAL RENTAL: Commencing on the first day of January following the execution of this lease, and each January 1st thereafter, the Base Annual Rent provided hereinabove in Paragraph five, shall be adjusted in accordance with the provisions of the addendum attached hereto as Exhibit "A" and by reference made a part hereof, and the additional sums thereby payable shall constitute "Additional Rental" payable to Lessee to Lessor according to the provisions of Exhibit "A". Lessee has the option to review Lessor's accounting of said Additional Rental.

          7.   USE OF PREMISES:

          (a) The Premises shall be used for general office and educational purposes, and shall not be used for any retail business inviting the general public, nor for any illegal purposes, nor in violation of any regulation of any governmental body having jurisdiction thereof, nor in any manner to create a nuisance to other tenants, nor trespass; however, Lessee may sell educational material to its students. The foregoing shall limit Lessee's rights to sell at retail, consumer type goods to its own employees. Lessee shall not sell at retail, consumer type goods to its own employees. Lessee agrees to obtain at Lessee's expense any and all licenses and permits necessary for its use and occupancy of the Premises. Lessee agrees not to receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable, nor in any manner to vitiate the insurance on the Premises. In no event shall any activity be carried out on the Premises which shall emit smoke, noxious odors, dust, or loud noises, unless the Premises are properly designed and approved by Lessor in writing to provide adequate protection for same. Lessee agrees that at the expiration of the term hereof Lessee will return the keys and deliver possession of the Premises to Lessor in the same condition as on the commencement of the term hereof, reasonable wear and tear excepted. Lessee will enforce a business-like and professional dress code for all students, faculty, staff and personnel while on the Premises.

          (b) Provided Lessee is not in default under this Lease at the expiration of the Lease term, Lessee shall have the right to remove any of Lessee's fixtures, machines, or equipment from the Premises, provided, however, that Lessee agrees to repair and restore any damage caused to the Premises by the installation, removal and/or use of said fixtures, machines or equipment. Lessor may at any time upon reasonable notice inspect the Premises during normal business hours to determine compliance with the terms and provisions of this lease, or to show the Premises to prospective purchasers or mortgagees of the Premises, or to prospective lessees during the last six (6) months of the terms of this Lease or any renewals thereof.

          (c) Lessee will be responsible for the cost and expense of allocating security cards to all students, faculty, staff and personnel; the estimated cost is expected to be $5.00 (Five dollars) per card.

          (d) If in the sole opinion of the Lessor it become necessary, due to Lessee's actions, to employ a security guard at the building during the evening hours, the cost and expense of the security guard will be the Lessee's obligation. Lessee will have a five (5) day period to cure the need for Lessor to hire a security guard.

          8. ALTERATIONS: Any alterations, additions or improvements in or to the Premises shall not be made without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Upon the expiration of this Lease, Lessee may, if Lessor so elects in writing, remove any or all additions or improvements erected by Lessee and Lessee shall restore Premises to their original condition. Any such removal shall be accomplished in a good and workmanlike manner. Lessee shall keep the Premises free of liens and encumbrances due to Lessee's alterations, additions, improvements, or the removal thereof. Unless Lessor elects in writing to the contrary, all alterations, additions or improvements made in or upon the Premises by the Lessee, shall become the sole property of Lessor, and shall remain in or upon the Premises at the expiration of the Lease term.

          9. REPAIRS: Lessor agrees, at it sole expense, to maintain the roof, structural and mechanical parts, the exterior walls of the Building which includes the Premises in a similar condition to like buildings in the area. After possession has been delivered to the Lessee, Lessor shall not be required to make any improvements or repairs of the Premises except for normal maintenance and repairs necessary for the safety and tenant ability of the Premises and grounds maintenance. Lessee shall notify Lessor in writing of any defective condition which Lessor is required to repair, after which Lessor shall have a reasonable time to repair said defective condition. Should Lessee fail to provide Lessor with such written notice, Lessor shall be relieved of all liability for any injury or damage resulting from said defective condition. Lessor shall have the right to enter the Premises at reasonable times to examine the defective condition and to made such repairs as required herein which Lessor deems necessary, for the safety of, comfortable habitation in or preservation of the Premises using reasonable diligence not to disturb the normal business operations of Lessee. Lessor shall not be required to make any repairs caused by acts of Lessee. Lessee shall keep the Premises in good order and shall promptly make all repairs required to be made by Lessee at its expense. Lessor will repair the exterior glass in the event of a windstorm.

          10.  DAMAGE OR DESTRUCTION:

          (a) If the Premises or the Building are totally destroyed or so substantially damaged as to be untenantable by fire, lightning, earthquake, windstorm, or other casualty, to the degree whereby Lessor determines that it cannot be repaired to substantially the same condition as before such damage or destruction within a reasonable time, this Lease may be terminated by either party upon thirty (30) days written notice and rent shall be accounted for between Lessor and Lessee as of the casualty date.

          (b) If the Premises, or any part thereof, are damaged but not rendered untenantable by any above mentioned casualty, Lessor shall repair the Premises within a reasonable time after receipt of written notice thereof to the extent and availability of insurance proceeds; provided, however, that Lessor shall not be required to rebuild, repair or replace any part of the alterations, additions, improvements, equipments or machinery which may have been placed on the Premises by Lessee. Until such repairs are made, the rent shall be reduced in proportion to the area of the Premises which cannot be used or occupied the Lessee as a result of such casualty, In no event shall rent abate nor shall any termination occur if damage to or destruction of the Premises is the result of negligence of Lessee, or its representatives, agents, employees or invitees.

          (c) Any insurance which may be carried by Lessor or Lessee against loss or damage to the Building and/or the Premises, or contents within the Premises, shall be for the sole benefit of the party carrying such insurance.

          (d) Lessee shall not make any use of the Premises which would make void or voidable any policy of fire or extended coverage insurance insuring the Premises, and if by reason of any use by Lessee of the Premises the premiums on the insurance policies maintained by Lessor shall be increased over normal rates for this type of building, the amount of the increase in the premium shall be paid by Lessee to Lessor upon receipt of a statement from Lessor and verification of the increased premium.

          11. EMINENT DOMAIN: If all or substantially all of the Premises is taken by any legally constituted authority for public or quasi-public use eminent domain then in either of said events, this Lease shall terminate at Lessor's option on the date that actual possession thereof is taken by public authorities, and rental shall be accounted for between Lessor and Lessee as of that date. If the portion of the Premises remaining after such condemnation proceedings shall be suitable for

Lessee's use, the rent payable by Lessee after the taking shall be reduced by the same percentage as the rentable area of the space taken bears to the total rentable area originally in the Premises. It is agreed that Lessee shall not have any right or claim to any part of any award or compensation make to or received by Lessor for such taking. Nothing herein shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority for loss of business, damage to, and cost of removal of property belonging to Lessee; provided, however, that no such claim shall diminish or adversely affect Lessor's award.

          12.  INSURANCE AND LIABILITY:

          (a) Lessee does hereby agree to indemnify and save Lessor harmless from and against liability for injury to any person or persons, or damage to property, in any way arising out of, or connected with the use or occupancy of the Premises, or in any way arising out of the activities of Lessee, its agents employees, licensees, or invitees on the Premises, and/or the Building and from all costs, expenses and liabilities, including but not limited to, reasonable attorney's fees incurred by Lessor in connection therewith.

          (b) Unless Lessor has been declared by a court of competent jurisdiction to have been in gross negligence, Lessor shall not be liable to Lessee for injury to any person or persons or for damage to any property of Lessee, or any person claiming through Lessee, arising out of any accident or occurrence in the Building or within the Premises for injury or damage caused by any defective condition, or failure of equipment, pipes, or wiring, or caused by broken glass, stoppage of drains, or caused by gas, water, stream, or oil leaking, escaping, or flowing into the Premises, or caused by fire or smoke or by the acts or omissions of other tenants located in or about the Premises.

          (c) During the term of this Lease, Lessee shall keep in effect with insurance companies satisfactory to Lessor, legally authorized to transact business in the State of Florida, public liability insurance, including persona injury coverage, for the benefit of Lessor and Lessee, with limits for personal injury or death or not less than $300,000, and with limits for property damage of not less than $100,000 for each occurrence. A certificate of insurance shall be furnished to Lessor and shall provide that all Lessor's losses resulting from Lessee's negligence, to the limit of the policy will be reimbursed by any insurance proceeds, and all liability claims against Lessor resulting from Lessee's business will be defended by Lessee or his insurance carrier at no cost to Lessor. Lessee agrees that it will not cancel any of the above-mentioned policies, or allow any policy to lapse without delivering to Lessor a certificate indicating equal or greater coverage written by an insurance company acceptable to Lessor. Lessee, prior to occupancy of the Premises, shall cause to be delivered to Lessor such certificates of insurance as above set forth to be held by Lessor.

          13. WAIVER OF SUBROGATION: In the event either Lessor or Lessee sustains a loss by reason of fire or other casualty which is or could have been covered by a fire and extended coverage or insurance policy, and such fire or other casualty is caused in whole or in part by acts or omissions of the other party, its agents, employees, licensees, or invitees, then the party incurring such loss agrees to look solely to its fire and extended coverage insurance proceeds (if any), and such party shall have no right of action against the other party to this Lease, its agents, employees, licensees, or invitees of such other party, and no third party shall have any right way of assignment, subrogation or otherwise. If the inclusion in this Lease of this "Waiver of Subrogation" results in an increase in the fire insurance premiums of either party, then the other party, within ten (10) days after written request, will either pay the amount of such increase or be deemed to have waived the benefits of this provision.

          14.  SUBORDINATION:

          (a) This Lease and all the rights of Lessee hereunder are and shall be subject and subordinate to the lien of any mortgage, deed to secure debt, deed of trust or other security instrument which may now or hereafter affect Lessor's or its successor's interest in the fee title or leasehold estate to the Premises. In confirmation of such subordination, Lessee shall upon request execute, acknowledge and deliver to Lessor, without expense to Lessor, all instruments that may be requested by Lessor to evidence the subordination of this Lease and all rights hereunder to the lien of any such mortgage, deed to secure debt, deed of trust or other security instrument.

          (b) If the holder of any mortgage, deed to secure debt, deed or trust, or other security instrument, or any other purchaser at a sale, whether such sale shall be pursuant to the exercise of any power of sale contained in any security instrument, or through judicial proceedings, or otherwise, shall hereafter succeed to the rights of Lessor under this Lease, at the option of such purchaser, purchaser may deliver a new lease containing the same terms and conditions as this Lease except that the Commencement Date of such new lease shall be the date of execution of such new lease by all parties. In the event any such purchaser does not request execution of a new lease, then and in that event Lessee shall attorn to and recognize such successor as Lessee's lessor under this Lease, and shall promptly execute and deliver any instrument that may be necessary to evidence such adornment. Upon adornment provided herein, this Lease shall continue in full force and effect as a direct lease between such successor lessor and Lessee, subject to all of the terms, covenants, and conditions of this Lease, and Lessee's terms and conditions shall not be changed, modified, or amended due to subordination or adamant.

          15. SUBLETTING OR ASSIGNMENT: Lessee may not, without the prior written consent of Lessor, assign this Lease or any interest hereunder, or sublet the Premises, which consent shall not be unreasonably withheld. Notwithstanding any permitted assignment or subletting, Lessee shall at all times remain fully responsible and liable for the payment of the rent and other herein specified charges, and for compliance with all of Lessee's obligations under the terms and conditions of this Lease.

          16. SUBSTITUTED SPACE: Notwithstanding any other provisions of this Lease to the contrary, Lessor, at its option and at any time during the term of this Lease, may require that Lessee move to another location within the Building upon giving Lessee ninety (90) days written notice of such relocation, which notice shall be accompanied by a space plan that Lessor will offer to jointly develop with Lessee showing the relocated premises. This substituted space shall contain not less than the number of square feet contained in the Premises under this Lease, the substituted space will be substantially similar to the premises, and Lessee may continue to occupy and lease such substituted space for the rentals and under the same terms and conditions as herein provided.

          Lessor shall reimburse Lessee for the cost of relocation to said substituted space and will also reimburse Lessee for the value, as of the date of written notice, for Lessee's printed materials by reason of this relocation.

          17. SECURITY DEPOSIT: Lessee has, simultaneously with the execution of this Lease, deposited with Lessor the sum of EIGHT THOUSAND ONE HUNDRED EIGHTY-FOUR DOLLARS AND NO/100S ($ 8,184.00 ) as a security for the performance of Lessee's obligations hereunder. Said sum shall be returned to Lessee at the expiration of the lease term here, provided Lessee has fully performed all of its obligations hereunder. Lessor retains the right to apply all or any part of said deposit to cure any default of Lessee hereunder.

          18. HOLDING OVER: If Lessee remains in possession of the Premises at the expiration of the term of this Lease, without a written extension or a renewal lease agreement between the parties, Lessee shall be deemed to be a tenant at will from month to month. Rental during the holdover period shall be at a rental rate equal of 200% of the effective rental rate at the end of the term hereof, and there shall be no renewal of this Lease by operation of law.

          19.  DEFAULTS AND REMEDIES:

          (a) The following events shall be deemed to be events of default by Lessee under this Lease: (i) Lessee shall fail to pay any installment of Base Annual Rent, Additional Rental or any other charge or assessment against Lessee pursuant to the terms hereof within ten (10) days after the due date thereof; (ii) Lessee shall fail to comply with any term, provision, covenant or warranty made under this Lease by Lessee, other than the payment of Base Annual Rent or additional rental or any other charge or assessment payable by Lessee, and shall not cure such failure within fifteen (15) days after notice thereof to Lessee; (iii) Lessee or any guarantor of this Lease shall become insolvent, or shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; (iv) Lessee or any guarantor of this Lease shall file a petition under any Section or Chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or there shall be filed against the Lessee or any guarantor of the Lease a petition in bankruptcy or insolvency or a similar proceeding, or Lessee or any guarantor shall be judged bankrupt or insolvent in proceedings filed against Lessee or any guarantor hereunder; (v) a receiver or trustee shall be appointed for the Premises or for all or substantially all of the assets of Lessee or of any guarantor of this Lease; (vi) Lessee shall abandon or vacate all or any portion of the Premises or fail to take possession thereof as provided in this Lease; or (vii) Lessee shall not do or permit to be done anything which creates a lien upon the Premises.

          (b) Upon the occurrence of any of the aforesaid events of default, Lessor shall have the option to pursue any one or more of the following remedies in accordance with the laws of the state of Florida without any notice or demand whatsoever: (i) terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor and, If Lessee fails to do so, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying said Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor, Lessee hereby agreeing to pay to Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise;
          (ii) enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying said Premises or any part thereof, by force, if necessary, without being liable for prosecution of any claim for damages thereof and, if Lessor so elects, relet the Premises on such terms as Lessor may deem advisable and receive the rent therefor, Lessee hereby agreeing to pay to Lessor on Demand any deficiency that may arise by reason of such reletting,
          (iii) enter upon the Premises, by force if necessary, without being liable for prosecution or any claim of damages therefor, and do whatever Lessee is obligated to do under the terms of this Lease and Lessee agrees to reimburse Lessor on demand for any expenses, which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease, and Lessee further agrees that Lessor shall not be liable for any damages resulting to Lessee for such action, whether caused by negligence of Lessor or otherwise; or (iv) declare immediately due and payable all Base Annual Rental, additional rental and other charges and assessments against Lessee due or to become due under the Lease. In the event of litigation between Lessor and Lessee, arising from any reason whatsoever, the legal fees of the prevailing party shall be paid by the non-prevailing party. Each party shall bear its own legal fees in the event of a settlement.

          (c) Pursuit of Lessor or any of the foregoing remedies shall not preclude pursuit if any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit by Lessor Of any remedy herein provided constitute: (i) election of remedies thereby excluding the later election of an alternate remedy or (ii) forfeiture or waiver of any Base Annual Rent, additional rental or other charges and assessments payable by Lessee and due to Lessor hereunder or of any damages accruing to Lessor by reason of the violation of any of the terms, covenants, warranties and provisions herein contained. No action taken by or on behalf of Lessor shall be construed to be an acceptance or a surrender of this Lease. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Lessor may suffer by reason of termination of this Lease or the deficiency arising by reason of any relenting of the Premises by Lessor as above provided, allowance shall be made for expense of repossession and any repairs or remodeling undertaken by Lessor following repossession and there shall be added to the minimum Base Annual Rent herein provided, for the period from the time of any event of default until the end of the Lease term, a sum equal to the highest Base Annual Rent required to be paid hereunder by Lessee during any preceding lease year multiplied by the number of lease years remaining in the lease term. Lessee agrees to pay Lessor all costs and expenses incurred by Lessor in the enforcement of this Lease, including, without limitation, the reasonable fees of Lessor's attorneys where such attorneys are employed by Lessor's to effect collection of any sums due hereunder or to enforce any right or remedy of Lessor.

          (d) Lessee hereby appoints as its agent to receive service of all dispossessory or distress proceedings and notices hereunder, the person in charge of the Premises at that time. If no person is then in charge of the Premises, then such service or notice may be made by attaching same to the entrance of the Premises, provided that copy of such service, proceedings, or notices, shall be mailed to Lessee at the address of the home office as indicated herein.

          20. LESSOR SERVICES: Lessor hereby agrees that it will, during normal business hours, furnish heating and air conditioning sufficient to reasonably heat or cool the Premises, automatic elevator service (where applicable), and will cause the Premises to be cleaned daily, after normal business operation hours, Monday through Friday, and the exterior grounds area cared for periodically by its service personnel. In a similar condition to like buildings in the area. Lessor will furnish water and electric power for reasonable use on the Premises for normal office equipment. Electric power will be furnished for normal business machines only. Lessor shall not be liable for damages arising for the failure to furnish any of the above services or utilities, and cessation caused by strike, accident, or reasonable necessity, beyond the control of Lessor, shall not be considered a default by Lessor. For the purposes of this lease agreement, normal business operation hours shall be from 8:00 AM to 6:00 PM Monday through Friday inclusive; and Saturday from 8:00 AM to 12:00 Noon. Lessee will be responsible for all maintenance and electrical charges on the supplemental heat, ventilation and air conditioning units serving Lessee space.

          21.  MISCELLANEOUS PROVISIONS:

          (a) Lessee agrees that all personal property brought into the Premises shall be at the risk of the Lessee only and that the Lessor shall not be liable for theft thereof or any damage thereto occasioned from any acts of co-tenants, or other occupants of said building or any other person.

          (b) If the Lessee fails to remove all goods, wares, equipment, fixtures, furniture, inventory, records, files or other personal property situated on the Premises at the termination of this Lease, Lessor may, at its option, remove all or part of said property in any manner that Lessor shall choose and store or dispose of same without liability for loss thereof. Lessee shall be liable to Lessor for all expenses incurred in such removal and/or storage of said property.

          (c) Upon termination of this Lease wherein Lessee shall be liable in any amount to Lessor, in addition to the statutory lien for rent in Lessor's favor, Lessor shall have and Lessee hereby grants to Lessor a continuing security interest in all rentals and any other sums becoming due hereunder from Lessee upon all property described in subparagraph 21 (b) above, Such property shall not be removed from the Premises without the prior written consent of Lessor until all arrearages in rent, as well as any and all other sums of money then due to Lessor hereunder, shall first have been paid and discharged.

          (d) Upon Lessor's or any mortgagee's request, Lessee agrees to furnish to Lessor its most current available annual report or financial statement. Lessor will disclose to Lessee, prior to Lessee making available the annual report or financial statement, the name of the company reviewing said financial information. Lessee shall not be required to furnish more than one such statement in any calendar year. Upon request, Lessee, within fifteen (15) days from date of request by Lessor, agrees to execute, acknowledge, and deliver at no cost to Lessor an estoppel certificate evidencing the following:

               (1)  That this Lease is in full force and effect;
               (2) That this Lease has not been amended in any way (and if so, stipulate the amendments)
               (3) That to the best knowledge of Lessee, there are not any existing defaults by the Lessor (or if there are defaults, the nature of such defaults);
               (4) The date to which rent has been paid; and that there has not been any prepaid rental other than the security deposit set forth herein;

          Each estoppel certificate delivered pursuant to this paragraph may be relied on by certified public accountants, mortgagees, fee owners, prospective purchasers, or transferees of Lessor's interest hereunder.

          (e) The words "terminate" or "termination" as used herein shall refer to the end of this Lease whether due to the expiration of the term hereof or the earlier ending of this Lease in accordance with the terms and provisions hereof.

          (f) All rights, powers and privileges conferred upon the parties hereto shall be cumulative but not restricted of those given by law.

          (g) The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

          (h) One or more waiver of any covenant, term, or condition of this Lease by either party shall not be construed as waiver of subsequent breach of the same covenant, term, or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

          (i) The rules and regulations attached to this Lease and any amendments and additions hereto as may be reasonably made by Lessor from time to time shall be and are hereby made a part of this Lease. Lessee, its employees and agents agree to perform and abide by said rules and regulations, and any amendments or additions to said rules and regulations.

          (j) This Lease contains the entire agreement of the parties and no representation or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

          (k)  Time is of the essence of this agreement.

          (l) This agreement shall create the relationship of Landlord and Tenant between Lessor and Lessee: no estate shall pass out of Lessor:
          Lessee has only an usufruct, not subject to levy and sale.

          (m) The term "Lessor" as used in this lease refers solely to the owner of the Premises so that in the event of any sale or sales or foreclosure thereof, Lessor, who is grantor in any such sale of foreclosure shall be and is hereby entirely relieved of all of the obligations of Lessor hereunder. Any such sale of the Premises or any interest therein shall be subject to this Lease, and it shall be deemed and construed without further agreement that the purchaser at any such sale has assumed and agreed to carry out any and all obligations of Lessor in this Lease so long as such purchaser shall be the owner of the Premises. Any and all references to Lessor shall equally apply to its successors in interest. The term "Lessee" shall include the second party, its heirs, representatives, successors and assigns and if this Lease shall be validly assigned or sublet, shall include also Lessee's assignees or sub-lessees as to the Premises covered by such assignment or sublease. "Lessor" and "Lessee" shall include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

          (n) No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall effect Lessor's right to collect rent for the period prior to the termination thereof.

          (o) Lessee agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's occupancy of said Premises.

          (p) Lessor, upon notice, may enter the premises at reasonable hours to exhibit the same to prospective purchasers, to inspect the premises to see that the Lessee is complying with all his obligations hereunder, and to make repairs required to Lessor under the terms hereof or repairs to Lessor's adjoining property.

          (q) Lessee hereby waives the benefits of all existing and future Rent Control Legislation and similar government regulations (which may be applicable with respect to this Lease, or Lessee's rights hereunder), whether in time of war or not, to the extent permitted by law.

          (r) Lessee represents and warrants to Lessor that no broker, agent, commission salesman or other person has represented Lessee in the negotiations for the procurement of this Lease and of the Premises and Lessee does and shall agree to indemnify and hold Lessor harmless from and against any and all loss, cost, damage, claim and demand, meritorious or otherwise, for or from any fees, commissions, payments or expenses due or alleged to be due to any broker, agent, commission salesman or other person purporting to represent Lessee in connection with this Lease, the Premises, or the negotiations therefore.

          (s) The submission of this Lease for examination does not constitute an offer to lease, and this Lease shall be effective only upon execution hereof by Lessor and Lessee.

          (t) This Lease is made and intended as a contract under and pursuant to the laws of the State of Florida and shall be construed and enforced in accordance therewith.

          (u) If any clause or provision of this Lease is or becomes illegal, invalid or unenforceable because of present or future laws, rules regulations of any governmental body, or becomes unenforceable for any reasons, the intention of the parties hereto is that the remaining parts of this Lease shall not be thereby affected.

          22. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from county public health units.

          23. QUIET ENJOYMENT: Lessor agrees that so long as Lessee pays the rent hereunder and performs the covenants herein on its part to be performed, Lessee shall and may peaceably have, hold and enjoy the Premises for the term of this Lease and all renewal terms thereof.

          24. Provided that Lessee is not in default of any of the terms and conditions contained herein, Lessee will have the right to review this Lease for an additional five (5) years at then market rates.

          25. Provided that the Lessee is not in default of any of the terms and conditions herein, Lessee will have a one time First Right of Refusal at the greater of then current market rents or at the then current Lease rental rate on all contiguous space subject to the rights of the existing tenants. Lessee will have Ten (10) business days to accept the First Right of Refusal space from Lessor's notice to Lessee.

          26. Lessee shall provide Lessor a binding irrevocable letter of credit in the sum of One Hundred Thirty Thousand and no/100ths ($130,000.00) Dollars which as defined on Exhibit E which must be presented to Lessor within five (5) days upon execution of this Lease by Lessor or this Lease shall automatically become void. The purpose of said letter of credit shall be for the guarantee of the rental payments set forth in this Lease.

          If at any time the Lessee has defaulted under the rental payments as provided herein then the Lessor has elected to accelerate all rents due, then at such time the lessor shall be entitled to present such letter of credit to the institution issuing same for payment in full for all present and future rents as provided in this Lease Agreement.

          The Lessee may provide that the letter of credit may be reduced monthly by the amount of Three Thousand Six Hundred and 11/100 Dollars ($3,611.11), when such monthly payment, as defined on Exhibit C attached hereto, has been made to Lessor in accordance herewith.

          IN WITNESS WHEREOF, the parties herein have hereunto set their hands the day and year set forth below.

As to Lessor:                      LESSOR: PARK CENTRAL CORP.

This 31st day of July, 1995
                                   By:   /s/ Robert J. Frederikson
                                      -----------------------------------------
                                        Robert J. Fredrikson, Attorney-in-Fact
       /s/ Meghan J. Munay
------------------------------
Witness

       /s/ Lynne Ascego
------------------------------
Witness

As to Lessee:                      LESSEE: UNIVERSITY OF SARASOTA, INC.

This 21st day of July, 1995        By:    /s/
                                      -----------------------------------------
                                   Title: CEO
                                         --------------------------------------
       /s/ Michelle L. Krueger
------------------------------
Witness

       /s/
------------------------------
Witness

                             RULES AND REGULATIONS


          Attached To and Made a part of the Lease Agreement made and entered into by and between PARK CENTRAL CORP. and UNIVERSITY OF SARASOTA, INC.

          1. Lessor will furnish keys for each office suite (approximately one per 1,000 square feet) to Lessee without charge. No additional locks or latches shall be installed upon any door without the written consent of Lessor. At the termination of this Lease, Lessee shall return to Lessor all keys to doors of the office suite, whether furnished by Lessor, or others.

          2. During the hours from 6:00 P.M. to 8:00 A.M., Monday through Friday and from 12:00 noon Saturday to 8:00 A.M. Monday, the building is the responsibility of the Lessor's on-site representative and every person entering or leaving the building is expected to be registered as to his business in the building if unknown to the representative.

          3. All parking spaces, drives, approaches, ingress and egress are for joint use of all tenants. No tenant shall permit its employees, visitors, customers, owners, or principals to store any vehicles or other items on the Premises, or allow any vehicles to remain in the parking area of approach area for a period exceeding one (1) normal working day without the written permission of the Lessor. No parking will be permitted on public streets near the Premises, in driveways, or parallel to curbs, or within grass areas on the property. All vehicles shall be parked within the confines -of the painted parking spaces, and Lessee shall be required to instruct their employees, customers and visitors to obey the ordinances, and rules and regulations of local governmental authorities having proper jurisdiction regarding public street right-of-way parking and driveway areas. Lessee will be allowed a total of thirty six (36) parking spaces for all students, faculty, staff and personnel during building hours as stated in Paragraph 2 above.

          4. Lessee shall not place or permit to be placed any outdoor storage facility or trash containers outside the building, or on the property. Lessor will furnish trash containers which shall be effectively screened and shall be kept in a neat and clean condition. There shall be no obstruction of sidewalks, entrance passages, corridors, hallways, elevators (if any), or stairways, nor shall they be used for any purpose other than ingress or egress. Exterior doors, skylights, and windows that reflect or admit light into the building, shall not be covered or obstructed by anyone, other than by draperies, blinds, or other normal window treatments approved by Lessor. If the drapes are to be installed within the Premises, Lessee will be responsible for the cost and installation thereof, including a standard white drapery liner on all exterior windows.

          5. The restroom facilities and fixtures, including water closets and other water apparatus, shall not be used for any purpose other than those for which they were intended, and no sweepings, rubbish, or other obstructing substances shall be thrown therein. Damage resulting from any misuse shall be at the expense of the tenant whose employees, agents, or invitees shall have caused same.

          6. No tenant shall do or permit to be done anything within the Premises or on the property which would in any way conflict with the regulations of the Fire Department, Board of Health, or any governmental agency having proper jurisdiction. In this respect, Lessee agrees not to cause any additional wiring to be installed within the building, or the Premises, or any type intercom system, music system, bell or buzzer system, communications systems, or electrical systems, unless and until a diagram of same is submitted to and approved in writing by Lessor or its authorized agents. Diagrams submitted should indicate any borings or cuttings that may be required in conjunction with requested installation. The use of any inflammable material or product shall not be used in, or stored in, the building or the Premises without prior written approval by Lessor. No area of the Premises shall be occupied or used as sleeping or lodging quarters at any time and shall not be used or in any way appropriated for gambling, immoral and other unlawful practices, and no intoxicating liquors shall be sold on the Premises.

          7. There shall not be any boring, or fastening devices, used or done to any doors within the, Premises, and the doors and windows of the Premises and building shall be kept whole. If any part thereof shall become broken, the same shall be immediately replaced or repaired to the satisfaction of Lessor by the party responsible. Tenants shall not injure, overload or deface the Premises, or the building, the woodwork, or the walls. Lessee shall obtain Lessor's permission before placing safes, or other heavy articles or equipment, indicating the prescribed weight of same, and Lessor or Lessor's structural engineer shall retain the sole and final decision as to the placement thereof.

          8. Lessee shall not erect, paint, or place signs, advertising media, company names, or any type numerals or letters upon the window or exterior walls of the Premises, including, but not limited to, all trees, shrubbery, bushes, sign posts, fixtures or lighting fixtures, except with the prior written consent of the Lessor. Building exterior tenant identification signs shall be of such order, size and style, and at locations, as shall be designated by Lessor. Exterior signs will be furnished by Lessor for Lessee, and the cost of furnishings and installing same be charged to and paid for by Lessee.

          9. Tenants shall not employ any persons other than the janitors of lessor (who will be provided with passkeys to the offices) for the purpose of cleaning or taking charge of the Premises without the express written permission of Lessor.

          10. Lessee, at its expense, agrees to supply floor mats in all offices and areas where chairs with castors are placed or being used on carpeted areas.

          11. Lessee shall not permit anyone to house temporarily or permanently, any animals, pets, birds, insects, or pests within the Premises, nor shall Lessee allow anyone to store permanently or temporarily, any bicycles or other vehicles within the offices, halls, corridors, or storage area of the building or anywhere outside the building on the property.

                                  EXHIBIT "A"


     In accordance with the provisions of Paragraph 5 of the Lease to which this
Exhibit is attached, the rental payable by Lessee to Lessor pursuant to this Lease shall be subject to adjustment as follows, to wit:

     The Base Annual Rent as described in Paragraph 5 of this Lease, as the same may have been previously escalated or increased as herein provided, shall be escalated or increased on January 1 of each year during the Lease Term by an amount equal to Tenant's Proportionate Share of the increase in Operating Expenses for the immediately preceding calendar year over either (y) Base Operating Expenses (in the case of the first adjustment to the Base Rental) or
(z) the Operating Expenses for next preceding calendar year (in the case of all adjustments to the Base Annual Rent subsequent to the first such adjustment thereto). As used in the immediately preceding sentence the following terms shall have the following meanings or definitions, to wit:

     (i) The term "Base Annual Rent" shall mean and be defined as the Base Rental specified in Paragraph 5 of this Lease.

     (ii) The term "Proportionate Share" shall mean and be defined, for any period, as that fraction determined by multiplying the total Operating Expenses for the Building and Property by a fraction, the numerator of which shall be the total number of rentable square feet of space included within the Leased Premises and the denominator of which shall be 132,753 square feet (the total amount of square feet in the Building).

     (iii) The term "Operating Expenses" shall mean and be defined, for any period, as all costs, charges and expenses of any respect and which are directly attributable to the operation, management, maintenance and normal repair of the Building and Property in accordance with generally accepted accounting principles and sound property management practices applicable to similar office facilities and complexes, including, without limitation, real estate taxes and special assessment, hazard and liability insurance, janitorial service, landscaping and grounds maintenance, window washing services, etc. The term "Operating Expenses" shall specifically exclude additions to the Building or its equipment, interest on and retirement of capital debt, rental commissions and decoration of any Lessee's space.

     (iv) The term "Base Operating Expense" shall mean and be defined as the greater of the actual Operating Expenses for the calendar year 1995 or the currently budgeted amount of $4.85 per square foot of rentable area within the Building. Lessor will cap all expenses other than utilities, real estate taxes and building insurance at 5% per year non-compounded.

                                   EXHIBIT B

Rentable Square Feet:  9,107

Address:
The University of Sarasota
3rd Floor, Suite #300
410 Ware Boulevard
Tampa, FL 33619

                                   EXHIBIT C
 ..withstanding any of the provisions contained herein, the Base Annual Rental payments are:

                                   EXHIBIT E



July     ,1995                                                   D R A F T
                                                                 ---------

TO:  (Beneficiary)
     Park Central Corp.
     410 Ware Blvd., Suite 500
     Tampa, Florida 33619

Gentlemen,

We hereby establish our Irrevocable Letter of Credit No. ____________ in your, the beneficiary's, favor for the account of The University of Sarasota, Inc., 5250 17th Street, Sarasota, Florida 34235, in the aggregate amount of United States Dollars One Hundred Thirty Thousand ($130,000.00) and is available by your draft(s) drawn at sight on us, Northern Trust Bank of Florida N.A., bearing the number and the date of this Letter of Credit.

Your draft(s) must be accompanied by the following documents:

1. The original of this Letter of Credit and all amendments, if any, for proper endorsement.

2. A sworn affidavit executed on personal knowledge by an authorized representative of Park Central Corp., attesting the following: "That The University of Sarasota, Inc. is in default of its rental payment obligations for Suite 300, 410 Ware Blvd., Tampa, Florida 33619, under a lease with Park Central Corp. by failing to pay a rental installment required by said lease and that the default has continued for at least 30 days."

3. A copy of notice(s) sent to The University of Sarasota, Inc. declaring the amount(s) in default and any written response from The University of Sarasota-

Partial drawing(s) are permitted.

The purpose of this Letter of Credit is to guarantee transaction costs under a certain lease agreement between Park Central Corp., and The University of Sarasota, Inc. After the first five months of the lease, the Total Amount to be paid under this Letter of Credit shall decrease each month as of the day the monthly rental installment is received by Park Central Corp. Beginning an the date the monthly rental installment is received for the sixth month of the lease term, the Total Amount to be paid under this Letter of Credit shall automatically decrease by the amount of $3,611.11 and shall continue to decrease $3,611.11 each month thereafter as the rental installment is received.

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

Irrevocable Letter of Credit
No___________________
Page 2/2

This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended, or amplified by reference to any document, instrument or agreement referenced to herein or in which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

We hereby agree with all drawers, endorsers and good faith holders that all draft(s) drawn and negotiated in compliance with the terms of this Letter of Credit will be duly honored if presented at Northern Trust Bank of Florida N.A., 700 Brickell Avenue, Miami, Florida 33131, on or before March 1, 1999, the expiration date.

This Letter of Credit is subject to the Uniforms Customs and Practice for Documentary Credits (1993 Revision) , International Chamber of Commerce Publication No.500.

Yours very truly,


Rogerio Mendes
Second Vice President

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